UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2025

NEXPOINT DIVERSIFIED REAL ESTATE TRUST
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32921	80-0139099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	NXDT	New York Stock Exchange
5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On January 30, 2025, NexPoint Diversified Real Estate Trust, a Delaware statutory trust (the “Company”), entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with NexPoint Securities, Inc., a Delaware corporation (the “Dealer Manager”) and an affiliate of NexPoint Real Estate Advisors X, L.P., the Company’s external adviser, whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s offering (the “Offering”) of up to 16,000,000 shares of the Company’s 9.00% Series B Cumulative Redeemable Preferred Shares, par value $0.001 per share (“Series B Preferred Shares”), at a public offering price of $25.00 per share.

The Series B Preferred Shares are registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3 (File No. 333-280954), as the same may be amended and/or supplemented (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold pursuant to a prospectus supplement, dated January 30, 2025 (the “Prospectus Supplement”), and a base prospectus dated August 1, 2024 relating to the Registration Statement (together with the Prospectus Supplement, the “Prospectus”).

Under the Dealer Manager Agreement, the Dealer Manager will use its reasonable best efforts to sell the Series B Preferred Shares offered in the Offering, and the Company will pay the Dealer Manager, subject to the discounts and other special circumstances described or referenced therein, (i) selling commissions of 7.0% of the aggregate gross proceeds from sales of Series B Preferred Shares in the Offering (“Selling Commissions”) and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Shares in the Offering (the “Dealer Manager Fee”). The Dealer Manager Agreement provides that the Dealer Manager, subject to federal and state securities laws, will reallow all or any portion of the Selling Commissions and may reallow a portion of the Dealer Manager Fee to other securities dealers that the Dealer Manager may retain (collectively, the “Participating Broker-Dealers”) who sold the Series B Preferred Shares as will be described more fully in the agreements between each of the Participating Broker-Dealers and the Dealer Manager.

Pursuant to the Dealer Manager Agreement, in no event shall the total aggregate underwriting compensation payable to the Dealer Manager and any Participating Broker-Dealers participating in the Offering, including, but not limited to, Selling Commissions, the Dealer Manager Fee and permissible forms of non-cash compensation, exceed 10.0% of gross offering proceeds from the Offering in the aggregate.

In addition, the Company shall reimburse the Dealer Manager or any Participating Broker-Dealer for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Participating Broker-Dealer to the extent permitted pursuant to the rules of Financial Industry Regulatory Authority, Inc., provided, however, that no due diligence expenses shall be reimbursed by the Company which would cause the aggregate of all of the Offering expenses paid by the Company and compensation to the Dealer Manager described above to exceed 15% of the gross proceeds from the Offering in the aggregate.

Pursuant to the Dealer Manager Agreement, the Company agreed to indemnify the Dealer Manager and Participating Broker-Dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements or alleged untrue statements of a material fact contained in the Prospectus or Registration Statement relating to the Offering, and any amendments or supplements thereto relating to the Series B Preferred Shares, or (ii) the omission or alleged omission to state a material fact required to be stated in the Prospectus or Registration Statement.

The Dealer Manager Agreement will terminate automatically upon the termination of the Offering, upon the dissolution or liquidation of the Company, or upon the revocation or suspension of the Dealer Manager’s license or registration to act as a broker-dealer if the same is not cured within ten days. In addition, the Dealer Manager Agreement may be terminated by the Company or the Dealer Manager upon ten calendar days’ written notice to the other party.

In compliance with the Company’s Related Party Transaction Policy, the Dealer Manager Agreement was reviewed and approved by the Audit Committee of the Company’s Board of Trustees.

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Amendment and Restatement of the Operating Partnership Agreement

On January 30, 2025, the General Partner of NexPoint Diversified Real Estate Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into the Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended and Restated OP LPA”). Substantially all of the Company’s business is conducted through the Operating Partnership and, as of September 30, 2024, the Company held 100% of the limited partnership units in the Operating Partnership. The Amended and Restated OP LPA provides for the designation of 5.50% Series A Cumulative Preferred Units (the “Series A Preferred Units”) and 9.00% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units”) as new series of preferred units of the Operating Partnership and the authorization for issuance of up to 4,800,000 Series A Preferred Units and 16,000,000 Series B Preferred Units. The Operating Partnership issued 3,359,593 Series A Preferred Units to the Company in connection with entering into the Amended and Restated OP LPA. The Company expects to contribute the net proceeds from the sale of the Series B Preferred Shares in the Offering to the Operating Partnership in exchange for the same number of Series B Preferred Units. Any such issuance of the Series B Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. The Series A Preferred Units and the Series B Preferred Units have economic terms that mirror the terms of the Company’s 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share, liquidation preference $25.00 per share ("Series A Preferred Shares") and Series B Preferred Shares, respectively.

The foregoing description of the Amended and Restated OP LPA is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated OP LPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03. Material Modification to Rights of Security Holders.

On January 30, 2025, the Company adopted a Statement of Preferences (the “Statement of Preferences”) to classify and designate 16,000,000 shares of the Company’s authorized but unissued preferred shares, par value $0.001 per share, as Series B Preferred Shares, with the powers, designations, preferences and other rights as set forth therein. A summary of the material terms of the Series B Preferred Shares is set forth under the caption “Description of Series B Preferred Shares” in the Prospectus Supplement, and is hereby incorporated by reference into this Item 3.03. The summary of the Series B Preferred Shares in the Prospectus Supplement and the following description of the Series B Preferred Shares does not purport to be complete and is qualified in its entirety by reference to the full text of the Statement of Preferences, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

The Series B Preferred Shares rank senior to the Company’s common shares, par value $0.001 per share (“Common Shares”), and pari passu with the Company’s Series A Preferred Shares, with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, upon any voluntary or involuntary liquidation, dissolution, termination, cancellation or winding-up of our affairs, before any distribution or payment will be made to holders of our Common Shares or any other class or series of beneficial interests ranking junior to our Series B Preferred Shares, the holders of Series B Preferred Shares then outstanding will be entitled to be paid out of our assets legally available for distribution to our shareholders, after payment or provision for our debts and other liabilities, the liquidation preference equal to $25.00 per share, subject to appropriate adjustment in relation to any recapitalizations, share dividends, share splits, share combinations, reclassifications or other similar events which affect the Series B Preferred Shares, plus an amount equal to accrued but unpaid cash dividends thereon, if any, to but not including the date of payment, pari passu with the holders of our Series A Preferred Shares and any other class or series of our beneficial interests ranking on parity with the Series B Preferred Shares as to the liquidation preference and/or accrued but unpaid dividends they are entitled to receive.

Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on Common Shares or, subject to certain exceptions, redeeming or otherwise acquiring Common Shares unless full cumulative distributions on the Series B Preferred Shares and the Series A Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

Press Release

On January 30, 2025, the Company issued a press release announcing the Offering.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

The Series B Preferred Shares will be offered and sold in the Offering pursuant to the Registration Statement and Prospectus. A form of the Subscription Agreement for sales of Series B Preferred Shares through Direct Registration System settlement is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Dealer Manager Agreement, by and between NexPoint Diversified Real Estate Trust and NexPoint Securities, Inc., dated January 30, 2025

3.1	Statement of Preferences of 9.00% Series B Cumulative Redeemable Preferred Shares

5.1	Opinion of Tuan Olona LLP

8.1	Opinion of Winston & Strawn LLP

10.1	Amended and Restated Limited Partnership Agreement of NexPoint Diversified Real Estate Trust Operating Partnership, L.P., dated January 30, 2025

23.1	Consent of Tuan Olona LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

99.1	Press Release of the Company dated January 30, 2025

99.2	Form of Subscription Agreement for Direct Registration Settlement of Series B Preferred Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the best efforts of the Dealer Manager to sell Series B Preferred Shares, the performance of the parties under the Dealer Manager Agreement, and the contribution of the net proceeds of the Offering to the Operating Partnership. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

By:	/s/ Matt McGraner
Name: Matt McGraner
Title: Executive VP and Chief Investment Officer

Date: January 30, 2025